Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADDED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Chart Acquisition Corp. (the “Company”) on Form 10-K/A for the year ended December 31, 2012, as filed with the Securities and Exchange Commission (the “Report”), I, Michael LaBarbera, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the report.

Date: November 20, 2013	By:	/s/ Michael LaBarbera
Michael LaBarbera
Chief Financial Officer (Principal Financial and Principal Accounting Officer)